Exhibit 99

Catalyst for a better Hawai‘i

2020 Statistical Supplement
Hawaiian Electric Industries, Inc.

Hawaiian Electric Industries, Inc.
2020 Statistical Supplement

i

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2020	2019	2018	2017	2016
(dollars in thousands, except per share amounts)
Results of operations
Revenues	$2,579,775	$2,873,948	$2,860,849	$2,555,625	$2,380,056
Net income for common stock	197,824	217,882	201,774	165,297	248,256
Basic earnings per common share	1.81	2.00	1.85	1.52	2.30
Diluted earnings per common share	1.81	1.99	1.85	1.52	2.29
Dividends per common share	1.32	1.28	1.24	1.24	1.24
Operating income (loss)
Electric utility	$268,550	$254,378	$241,661	$263,524	$290,070
Bank	61,809	110,909	108,235	99,536	87,629
Other	(18,866)	(17,266)	(16,540)	(16,827)	(22,459)
	$311,493	$348,021	$333,356	$346,233	$355,240
Assets [1]
Electric utility	$6,457,373	$6,388,682	$5,967,503	$5,630,613	$5,431,903
Bank	8,396,533	7,233,017	7,027,894	6,798,659	6,421,357
Other	150,101	123,552	108,654	104,888	28,721
	$15,004,007	$13,745,251	$13,104,051	$12,534,160	$11,881,981
Capital structure [1,2]
Short-term borrowings - other than bank	$129,379	$185,710	$73,992	$117,945	$—
Long-term debt, net - other than bank	2,119,129	1,964,365	1,879,641	1,683,797	1,619,019
Preferred stock of subsidiaries	34,293	34,293	34,293	34,293	34,293
Common stock equity	2,337,502	2,280,260	2,162,280	2,097,386	2,066,753
	$4,620,303	$4,464,628	$4,150,206	$3,933,421	$3,720,065
Capital structure ratios [1,2]
Short-term borrowings - other than bank	2.8%	4.2%	1.8%	3.0%	— %
Long-term debt, net - other than bank	45.9	44.0	45.3	42.8	43.5
Preferred stock of subsidiaries	0.7	0.8	0.8	0.9	0.9
Common stock equity	50.6	51.0	52.1	53.3	55.6
	100.0%	100.0%	100.0%	100.0%	100.0%
Key financial ratios
Market price to book value per common share [1]	165%	224%	184%	188%	174%
Price earnings ratio [3]	19.6x	23.5x	19.8x	23.8x	14.4x
Return on average common equity	8.6%	9.8%	9.5%	7.9%	12.4%
Indicated annual yield [1]	3.7%	2.7%	3.4%	3.4%	3.7%
Dividend payout ratio	73%	64%	67%	82%	54%
Full-time employees
HEI (includes Pacific Current)	49	50	46	41	41
Hawaiian Electric and its subsidiaries	2,579	2,670	2,704	2,724	2,662
ASB	1,074	1,126	1,148	1,115	1,093
	3,702	3,846	3,898	3,880	3,796

Note:
This report should be read in conjunction with HEI’s Form 10-K for each year. Reclassifications of prior year amounts were made to conform to the 2020 presentation Financial data for periods prior to December 31, 2018 have been updated to reflect the retrospective adoption of ASU No. 2017-07 and the reclassification of contributions in aid of construction balances from liabilities to assets, which reduced the respective balances.

1 At December 31.
[2] Excludes ASB's deposit liabilities and other borrowings.
[3] Calculated using December 31 market price per common share divided by diluted earnings per common share.

CONSOLIDATED STATEMENTS OF INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2020	2019	2018	2017	2016
(in thousands, except per share amounts)
Revenues
Electric utility	$2,265,320	$2,545,942	$2,546,525	$2,257,566	$2,094,368
Bank	313,511	327,917	314,275	297,640	285,326
Other	944	89	49	419	362
Total revenues	2,579,775	2,873,948	2,860,849	2,555,625	2,380,056
Expenses
Electric utility	1,996,770	2,291,564	2,304,864	1,994,042	1,804,298
Bank	251,702	217,008	206,040	198,104	197,697
Other	19,810	17,355	16,589	17,246	22,821
Total expenses	2,268,282	2,525,927	2,527,493	2,209,392	2,024,816
Operating income (loss)
Electric utility	268,550	254,378	241,661	263,524	290,070
Bank	61,809	110,909	108,235	99,536	87,629
Other	(18,866)	(17,266)	(16,540)	(16,827)	(22,459)
Total operating income	311,493	348,021	333,356	346,233	355,240
Merger termination fee	—	—	—	—	90,000
Retirement defined benefits expense—other than service costs	(3,210)	(2,806)	(5,962)	(7,942)	(7,663)
Interest expense, net—other than on deposit liabilities and other bank borrowings	(88,694)	(90,899)	(88,677)	(78,972)	(75,803)
Allowance for borrowed funds used during construction	2,992	4,453	4,867	4,778	3,144
Allowance for equity funds used during construction	8,768	11,987	10,877	12,483	8,325
Gain on sale of investment securities, net	9,275	653	—	—	598
Income before income taxes	240,624	271,409	254,461	276,580	373,841
Income taxes	40,910	51,637	50,797	109,393	123,695
Net income	199,714	219,772	203,664	167,187	250,146
Preferred stock dividends of subsidiaries	1,890	1,890	1,890	1,890	1,890
Net income for common stock	$197,824	$217,882	$201,774	$165,297	$248,256
Basic earnings per common share	$1.81	$2.00	$1.85	$1.52	$2.30
Diluted earnings per common share	$1.81	$1.99	$1.85	$1.52	$2.29
Weighted-average number of common shares outstanding	109,140	108,949	108,855	108,749	108,102
Weighted-average shares assuming dilution	109,356	109,407	109,146	108,933	108,309

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2020	2019	2018	2017	2016
(in thousands)
Net income for common stock	$197,824	$217,882	$201,774	$165,297	$248,256
Other comprehensive income (loss), net of taxes:
Net unrealized gains (losses) on available-for-sale investment securities:
Net unrealized gains (losses) on available-for-sale investment securities arising during the period, net of taxes	19,143	27,382	(9,472)	(4,370)	(5,699)
Reclassification adjustment for net realized gains included in net income, net of taxes	(1,638)	(478)	—	—	(360)
Derivatives qualified as cash flow hedges:
Effective portion of foreign currency hedge net unrealized losses, net of tax benefits	—	—	—	—	(281)
Unrealized interest rate hedging losses, net of tax benefits	(1,750)	(1,177)	(436)	—	—
Reclassification adjustment to net income, net of taxes	—	—	—	454	(119)
Retirement benefit plans:
Net gains (losses) arising during the period, net of taxes	(60,529)	10,914	(28,101)	65,531	(43,510)
Adjustment for amortization of transition obligation, prior service credit and net losses recognized during the period in net periodic benefit cost, net of tax benefits	23,689	10,107	21,015	15,737	14,518
Reclassification adjustment for impact of D&Os of the PUC included in regulatory assets, net of taxes	39,860	(16,177)	8,325	(78,724)	28,584
Other comprehensive income (loss), net of taxes	18,775	30,571	(8,669)	(1,372)	(6,867)
Comprehensive income attributable to Hawaiian Electric Industries, Inc.	$216,599	$248,453	$193,105	$163,925	$241,389

Note:
See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Reclassifications of prior year amounts were made to conform to the 2020 presentation. Income statement amounts for periods prior to December 31, 2018 have been updated to reflect the retrospective adoption of ASU No. 2017-07. A reconciliation of GAAP to non-GAAP measures is located in the Appendix.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31	2020	2019	2018	2017	2016
(in thousands)
ASSETS
Cash and cash equivalents	$341,421	$196,813	$169,208	$261,881	$278,452
Restricted cash	17,558	30,872	—	—	—
Accounts receivable and unbilled revenues, net	281,216	300,794	325,672	263,209	237,950
Available-for-sale investment securities, at fair value	1,970,417	1,232,826	1,388,533	1,401,198	1,105,182
Held-to-maturity investment securities, at amortized cost	226,947	139,451	141,875	44,515	—
Stock in Federal Home Loan Bank, at cost	8,680	8,434	9,958	9,706	11,218
Loans, net	5,260,917	5,080,107	4,792,707	4,628,381	4,701,977
Property, plant and equipment, net	5,265,735	5,109,628	4,830,118	4,460,248	4,059,940
Operating lease right-of-use assets	153,069	199,171	—	—	—
Regulatory assets	766,708	715,080	833,426	869,297	957,451
Other	629,149	649,885	530,364	513,535	447,621
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$15,004,007	$13,745,251	$13,104,051	$12,534,160	$11,881,981

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Accounts, interest and dividends payable	$205,894	$245,574	$243,027	$219,551	$168,504
Deposit liabilities	7,386,957	6,271,902	6,158,852	5,890,597	5,548,929
Short-term borrowings - other than bank	129,379	185,710	73,992	117,945	—
Other bank borrowings	89,670	115,110	110,040	190,859	192,618
Long-term debt, net - other than bank	2,119,129	1,964,365	1,879,641	1,683,797	1,619,019
Deferred income taxes	395,089	379,324	372,518	388,430	728,806
Operating lease liabilities	160,432	199,571	—	—	—
Regulatory liabilities	959,786	972,310	950,236	880,770	410,693
Defined benefit pension and other postretirement benefit plans liability	567,438	513,287	538,384	509,514	638,854
Other	618,438	583,545	580,788	521,018	473,512
Total liabilities	12,632,212	11,430,698	10,907,478	10,402,481	9,780,935
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders' equity
Common stock	1,678,368	1,678,257	1,669,267	1,662,491	1,660,910
Retained earnings	660,398	622,042	543,623	476,836	438,972
Accumulated other comprehensive loss, net of tax benefits	(1,264)	(20,039)	(50,610)	(41,941)	(33,129)
Total shareholders' equity	2,337,502	2,280,260	2,162,280	2,097,386	2,066,753
Total liabilities and shareholders' equity	$15,004,007	$13,745,251	$13,104,051	$12,534,160	$11,881,981

Note:	See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. 2019 amounts reflect the adoption of ASU No. 2016-02; pursuant to an election permissible under such standard, the Company did not reassess its prior conclusions about whether expired or existing contracts are or contain leases. Periods prior to December 31, 2018 have been updated to reflect the reclassification of contributions in aid of construction balances from liabilities to "Property, plant and equipment, net" assets, which reduced the respective balances.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries				Accumulated
Unaudited				other
	Common stock		Retained	comprehensive
(in thousands, except per share amounts)	Shares	Amount	earnings	income (loss)	Total
Balance, December 31, 2015	107,460	$1,629,136	$324,766	$(26,262)	$1,927,640
Net income for common stock	—	—	248,256	—	248,256
Other comprehensive loss, net of tax benefits	—	—	—	(6,867)	(6,867)
Issuance of common stock:
Dividend reinvestment and stock purchase plan	859	26,844	—	—	26,844
Retirement savings and other plans	264	9,298	—	—	9,298
Share-based expense and other, net	—	(4,368)	—	—	(4,368)
Common stock dividends ($1.24 per share)	—	—	(134,050)	—	(134,050)
Balance, December 31, 2016	108,583	1,660,910	438,972	(33,129)	2,066,753
Net income for common stock	—	—	165,297	—	165,297
Other comprehensive loss, net of tax benefits	—	—	—	(1,372)	(1,372)
Reclass of AOCI for tax rate reduction impact	—	—	7,440	(7,440)	—
Issuance of common stock:
Share-based plans	205	4,664	—	—	4,664
Share-based expense and other, net	—	(3,083)	—	—	(3,083)
Common stock dividends ($1.24 per share)	—	—	(134,873)	—	(134,873)
Balance, December 31, 2017	108,788	1,662,491	476,836	(41,941)	2,097,386
Net income for common stock	—	—	201,774	—	201,774
Other comprehensive loss, net of tax benefits	—	—	—	(8,669)	(8,669)
Issuance of common stock:
Share-based plans	91	2,650	—	—	2,650
Share-based expense and other, net	—	4,126	—	—	4,126
Common stock dividends ($1.24 per share)	—	—	(134,987)	—	(134,987)
Balance, December 31, 2018	108,879	1,669,267	543,623	(50,610)	2,162,280
Net income for common stock	—	—	217,882	—	217,882
Other comprehensive income, net of tax benefits	—	—	—	30,571	30,571
Issuance of common stock:
Share-based plans	94	3,092	—	—	3,092
Share-based expense and other, net	—	5,898	—	—	5,898
Common stock dividends ($1.28 per share)	—	—	(139,463)	—	(139,463)
Balance, December 31, 2019	108,973	1,678,257	622,042	(20,039)	2,280,260
Impact of adoption of ASU No. 2016-13	—	—	(15,372)	—	(15,372)
Balance, January 1, 2020, after the adoption of ASU No. 2016-13	108,973	1,678,257	606,670	(20,039)	2,264,888
Net income for common stock	—	—	197,824	—	197,824
Other comprehensive income, net of tax benefits	—	—	—	18,775	18,775
Issuance of common stock:
Share-based plans	208	3,973	—	—	3,973
Share-based expense and other, net	—	(3,862)	—	—	(3,862)
Common stock dividends ($1.32 per share)	—	—	(144,096)	—	(144,096)
Balance, December 31, 2020	109,181	$1,678,368	$660,398	$(1,264)	$2,337,502
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2020	2019	2018
(in thousands)
Cash flows from operating activities
Net income	$199,714	$219,772	$203,664
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	238,114	229,858	214,036
Other amortization	52,664	48,255	41,593
Provision for loan losses	50,811	23,480	14,745
Loans originated, held for sale	(564,525)	(285,042)	(109,537)
Proceeds from sale of loans, held for sale	567,652	277,119	112,182
Gain on sale of real estate, held for sale	—	(10,762)	—
Gain on sale of investment securities, net	(9,275)	(653)	—
Gain on sale of loans	(23,734)	(4,943)	(1,493)
Deferred income taxes	(1,706)	(15,085)	(9,368)
Share-based compensation expense	5,810	9,986	7,792
Allowance for equity funds used during construction	(8,768)	(11,987)	(10,877)
Other	1,366	18,568	(521)
Changes in assets and liabilities
Decrease (increase) in accounts receivable and unbilled revenues, net	2,533	23,933	(66,526)
Decrease (increase) in fuel oil stock	34,202	(11,493)	7,054
Decrease in regulatory assets	1,007	71,262	9,252
Increase (decrease) in regulatory liabilities	(16,562)	1,953	37,358
Increase (decrease) in accounts, interest and dividends payable	(20,068)	(3,054)	21,528
Change in prepaid and accrued income taxes, tax credits and utility revenue taxes	(35,610)	(27,538)	29,429
Increase (decrease) in defined benefit pension and other postretirement benefit plans liability	(2,029)	(4,482)	20,871
Change in other assets and liabilities, net	(42,189)	(36,677)	(21,870)
Net cash provided by operating activities	429,407	512,470	499,312
Cash flows from investing activities
Available-for-sale investment securities purchased	(1,361,594)	(108,088)	(224,335)
Principal repayments on available-for-sale investment securities	478,351	272,949	218,930
Proceeds from sale of available-for-sale investment securities	169,157	19,810	—
Purchases of held-to-maturity investment securities	(146,738)	(13,057)	(103,184)
Proceeds from repayments or maturities of held-to-maturity investment securities	59,894	15,505	5,720
Purchase of stock from Federal Home Loan Bank	(27,350)	(95,636)	(28,292)
Redemption of stock from Federal Home Loan Bank	27,104	97,160	28,040
Net decrease (increase) in loans held for investment	(229,311)	(300,210)	(189,352)
Proceeds from sale of commercial loans	—	—	7,149
Proceeds from sale of real estate held for sale	—	21,060	—
Capital expenditures[1]	(383,895)	(457,520)	(506,770)
Proceeds from sale of low income housing investments	6,725	1	473
Contributions to low income housing investments	(9,403)	(6,974)	(14,499)
Other, net	3,412	13,291	14,061
Net cash used in investing activities	$(1,413,648)	$(541,709)	$(792,059)

	(Continued on next page)

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION (Continued)
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2020	2019	2018

(in thousands)
Cash flows from financing activities
Net increase in deposit liabilities	$1,115,055	$113,050	$165,880
Net increase (decrease) in short-term borrowings with original maturities of three months or less	(71,219)	86,718	(18,999)
Proceeds from issuance of short-term debt	165,000	75,000	25,000
Repayment of short-term debt	(150,000)	(50,000)	(50,000)
Net increase in other bank borrowings with original maturities of three months or less[1]	(25,440)	5,070	71,556
Proceeds from issuance of other bank borrowings	30,000	—	—
Repayments of other bank borrowings[1]	(30,000)	—	(50,000)
Proceeds from issuance of long-term debt	415,997	289,349	250,000
Repayment of long-term debt and funds transferred for repayment of long term debt	(178,969)	(287,285)	(53,887)
Withheld shares for employee taxes on vested share-based compensation	(5,700)	(997)	(996)
Common stock dividends	(144,096)	(139,463)	(134,987)
Preferred stock dividends of subsidiaries	(1,890)	(1,890)	(1,890)
Other	(3,203)	(1,836)	(1,603)
Net cash provided by financing activities	1,115,535	87,716	200,074
Net increase (decrease) in cash, cash equivalents and restricted cash	131,294	58,477	(92,673)
Cash, cash equivalents and restricted cash, January 1	227,685	169,208	261,881
Cash, cash equivalents and restricted cash, December 31	358,979	227,685	169,208
Less: Restricted cash	(17,558)	(30,872)	—
Cash and cash equivalents, December 31	$341,421	$196,813	$169,208
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Reclassifications of prior year amounts were made to conform to the 2020 presentation.
[1]	Reclassifications made to prior year amounts to conform to 2019 presentation include classifying contributions in aid of construction (CIAC) with capital expenditures in the cash flows from investing activities section. In addition, prior period disclosure of proceeds and repayments of other bank borrowings and the net increase in retail repurchase agreements contained in the "Net cash provided by financing activities" section have been combined, due to the short-term nature of the transactions, to conform to the current period presentation.

CONSOLIDATED CAPITAL STRUCTURE
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31			2020	2019	2018	2017	2016
(in thousands)

Short-term borrowings - other than bank [1]			$129,379	$185,710	$73,992	$117,945	$—
Long-term debt - other than bank [1]
Long-term debt of electric utility subsidiaries [2]			1,561,302	1,497,667	1,418,802	1,368,479	1,319,260
HEI 5.67% senior notes, due 2021			50,000	50,000	50,000	50,000	50,000
HEI 2.99% term loan, due 2022			150,000	150,000	150,000	150,000	—
HEI 3.99% senior notes, due 2023			50,000	50,000	50,000	50,000	50,000
HEI 4.58% senior notes, due 2025			50,000	50,000	50,000	—	—
HEI 4.72% senior notes, due 2028			100,000	100,000	100,000	—	—
HEI 2.98% senior notes, due 2030			50,000	—	—	—	—
HEI term loan LIBOR + .75%, paid in 2017			—	—	—	—	125,000
HEI term loan LIBOR + .75%, paid in 2017			—	—	—	—	75,000
Hamakua Energy 4.02% notes, due 2030			56,030	59,699	63,438	67,325	—
Mauo LIBOR + 1.375% loan, due 2023			41,046	9,349	—	—	—
Ka`ie`ie Waho Company, LLC 2.79% non-recourse loan, due 2031			13,000	—	—	—	—
Less unamortized debt issuance cost			(2,249)	(2,350)	(2,599)	(2,007)	(241)
			2,119,129	1,964,365	1,879,641	1,683,797	1,619,019

Preferred stock of subsidiaries -
not subject to mandatory redemption			34,293	34,293	34,293	34,293	34,293
Shareholders' equity
Common stock			1,678,368	1,678,257	1,669,267	1,662,491	1,660,910
Retained earnings			660,398	622,042	543,623	476,836	438,972
Accumulated other comprehensive loss, net of tax benefits			(1,264)	(20,039)	(50,610)	(41,941)	(33,129)
			2,337,502	2,280,260	2,162,280	2,097,386	2,066,753
			$4,620,303	$4,464,628	$4,150,206	$3,933,421	$3,720,065

LONG-TERM DEBT MATURITIES as of December 31, 2020
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

	2021	2022	2023	2024	2025	Thereafter	Total
(in thousands)
Long-term debt - other than bank [1]
Electric utilities[2]	$—	$52,000	$100,000	$—	$47,000	$1,370,000	$1,569,000
HEI	50,000	150,000	50,000	—	50,000	150,000	450,000
Hamakua Energy	3,864	4,146	4,325	4,669	4,733	34,293	56,030
Mauo	—	34,046	7,000	—	—	—	41,046
Ka`ie`ie Waho Company, LLC	855	1,209	1,209	1,209	1,209	7,309	13,000
Less unamortized debt issuance cost							(9,947)
	$54,719	$241,401	$162,534	$5,878	$102,942	$1,561,602	$2,119,129

Note:	See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
[1] Excludes deposit liabilities, other bank borrowings and intercompany borrowings.
[2] See pages 14 to 16 for additional information.

GAAP EARNINGS AND RETURN ON AVERAGE COMMON EQUITY BY COMPANY
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2020	2019	2018	2017	2016
(dollars in thousands)
Net income (loss) for common stock by company
Electric utilities
Hawaiian Electric	$121,836	$113,673	$98,260	$81,894	$99,926
Hawaii Electric Light	27,493	20,817	24,481	20,146	21,255
Maui Electric	20,011	22,350	20,912	17,911	21,136

Utilities consolidated	169,340	156,840	143,653	119,951	142,317
ASB	57,583	88,973	82,509	66,997	57,279
HEI and other	(29,099)	(27,931)	(24,388)	(21,651)	48,660
Consolidated HEI	$197,824	$217,882	$201,774	$165,297	$248,256

Diluted earnings per common share	$1.81	$1.99	$1.85	$1.52	$2.29

Return on average common equity by company (simple average)
Electric utilities
Hawaiian Electric	8.2%	8.0%	7.4%	6.5%	8.3%
Hawaii Electric Light	8.9	7.0	8.4	7.0	7.3
Maui Electric	6.6	7.8	7.6	6.8	8.1
Utilities consolidated	8.1	7.8	7.6	6.6	8.1
ASB[1]	8.1	13.5	13.5	11.2	9.9
Consolidated HEI	8.6%	9.8%	9.5%	7.9%	12.4%
[1] Calculated using average daily balance

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2020		2019	2018	2017	2016
(in thousands)

CAPITAL STRUCTURE[1]
Long-term debt, net, including current portion	$1,561,302		$1,497,667	$1,418,802	$1,368,479	$1,319,260
Preferred stock	34,293		34,293	34,293	34,293	34,293
Common stock equity	2,141,918		2,047,352	1,957,641	1,845,283	1,799,787
	$3,737,513		$3,579,312	$3,410,736	$3,248,055	$3,153,340
CAPITAL STRUCTURE RATIOS (%) [1]
Long-term debt, net, including current portion	41.8		41.8	41.6	42.1	41.8
Preferred stock	0.9		1.0	1.0	1.1	1.1
Common stock equity	57.3		57.2	57.4	56.8	57.1
	100.0		100.0	100.0	100.0	100.0
KEY FINANCIAL RATIOS (%)
Authorized return on rate base [2]
Hawaiian Electric	7.37		7.57	7.57	7.57	8.11
Hawaii Electric Light	7.52		7.52	7.80	7.80	8.31
Maui Electric	7.43		7.43	7.43	7.34	7.34
Earned rate-making return on simple average rate base [3]
Hawaiian Electric	6.94		6.90	6.55	6.08	7.48
Hawaii Electric Light	7.09		5.97	6.98	6.54	6.73
Maui Electric	5.82		6.37	6.26	6.10	6.99
Authorized return on simple average common equity [2]
Hawaiian Electric	9.50		9.50	9.50	9.50	10.00
Hawaii Electric Light	9.50		9.50	9.50	9.50	10.00
Maui Electric	9.50		9.50	9.50	9.00	9.00
Earned rate-making return on simple average common equity [4]
Hawaiian Electric	9.01		8.80	7.89	6.83	9.46
Hawaii Electric Light	9.23		6.72	8.08	7.30	7.61
Maui Electric	7.11		7.95	7.38	6.84	8.34
Book return on simple average common equity [5]
Hawaiian Electric	8.20		8.02	7.36	6.46	8.26
Hawaii Electric Light	8.92		7.00	8.41	6.97	7.28
Maui Electric	6.65		7.79	7.59	6.76	8.08

RATE BASE (in millions, simple average)
Hawaiian Electric	$2,425	[6]	$2,289	$2,125	$1,975	$1,879
Hawaii Electric Light	540	[6]	521	505	490	482
Maui Electric	514	[6]	493	462	438	431
	$3,479		$3,303	$3,092	$2,903	$2,792
DEPRECIATION AND AFUDC (%)
Composite annual depreciation rate	3.2		3.2	3.2	3.2	3.2
Accumulated depreciation as percent of gross plant [1,7]	36.4		35.9	36.3	36.9	37.4
Weighted-average AFUDC rate	7.1		7.4	7.3	7.7	7.6

[1] At December 31.
[2]	Reflects latest interim or final decision and order as of the end of the respective years.
[3]	Based on recorded income and average rate base, both adjusted for items not included in determining electric rates.
[4]	This calculation is based on recorded income and the average common equity capitalization of the average rate base, both adjusted for items not included in determining electric rates.
[5]	Based on recorded net income divided by average common equity, simple average method.
[6]	The 12/31/20 rate base amounts for Hawaiian Electric, Hawaii Electric Light and Maui Electric were $2,474, $553 and $516, respectively.
[7]	Periods prior to December 31, 2018 have been updated to reflect the reclassification of contributions in aid of construction balances from liabilities to “Total property, plant and equipment, net”, which reduced the respective balances.

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2020	2019	2018	2017	2016
(in thousands)
Revenues	$2,265,320	$2,545,942	$2,546,525	$2,257,566	$2,094,368
Expenses
Fuel oil	515,274	720,709	760,528	587,768	454,704
Purchased power	568,749	633,256	639,307	586,634	562,740
Other operation and maintenance [1]	474,192	481,737	461,491	411,907	399,931
Depreciation	222,733	215,731	203,626	192,784	187,061
Taxes, other than income taxes	215,822	240,131	239,912	214,949	199,862
Total expenses [1]	1,996,770	2,291,564	2,304,864	1,994,042	1,804,298
Operating income [1]	268,550	254,378	241,661	263,524	290,070
Allowance for equity funds used during construction	8,768	11,987	10,877	12,483	8,325
Retirement defined benefits expense - other than service costs [1]	(763)	(2,836)	(3,631)	(6,003)	(5,602)
Interest expense and other charges, net	(67,794)	(70,842)	(73,348)	(69,637)	(66,824)
Allowance for borrowed funds used during construction	2,992	4,453	4,867	4,778	3,144
Income before income taxes	211,753	197,140	180,426	205,145	229,113
Income taxes	40,418	38,305	34,778	83,199	84,801
Net income	171,335	158,835	145,648	121,946	144,312
Preferred stock dividends of subsidiaries	915	915	915	915	915
Net income attributable to Hawaiian Electric	170,420	157,920	144,733	121,031	143,397
Preferred stock dividends of Hawaiian Electric	1,080	1,080	1,080	1,080	1,080
Net income for common stock	169,340	156,840	143,653	119,951	142,317
Retained earnings, January 1	1,220,129	1,164,541	1,124,193	1,091,800	1,043,082
Reclass of AOCI for tax rate reduction impact	—	—	—	209	—
Common stock dividends	(107,134)	(101,252)	(103,305)	(87,767)	(93,599)
Retained earnings, December 31	$1,282,335	$1,220,129	$1,164,541	$1,124,193	$1,091,800

Note:	See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.
[1] Amounts for periods prior to December 31, 2018 have been updated to reflect the retrospective adoption of ASU No. 2017-07.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2020	2019	2018	2017	2016
(in thousands)
ASSETS
Property, plant and equipment
Utility property, plant and equipment [1]	$7,749,296	$7,485,178	$7,092,483	$6,717,311	$6,327,102
Less accumulated depreciation	(2,819,079)	(2,690,157)	(2,577,342)	(2,476,352)	(2,369,282)
Utility property, plant and equipment, net [1]	4,930,217	4,795,021	4,515,141	4,240,959	3,957,820
Nonutility property, plant and equipment, less accumulated depreciation	6,953	6,956	6,961	7,580	7,407
Total property, plant and equipment, net [1]	4,937,170	4,801,977	4,522,102	4,248,539	3,965,227
Current assets
Cash and equivalents	47,360	11,022	35,877	12,517	74,286
Restricted cash	15,966	30,872	—	—	—
Customer accounts receivable, net	147,832	152,790	177,896	127,889	123,688
Accrued unbilled revenues, net	101,036	117,227	121,738	107,054	91,693
Other accounts receivable, net	7,673	11,568	6,215	7,163	5,233
Fuel oil stock, at average cost	58,238	91,937	79,935	86,873	66,430
Materials and supplies, at average cost	67,344	60,702	55,204	54,397	53,679
Prepayments and other	44,083	116,980	32,118	25,355	23,100
Regulatory assets	30,435	30,710	71,016	88,390	66,032
Total current assets	519,967	623,808	579,999	509,638	504,141
Other long-term assets
Operating lease right-of-use assets [2]	127,654	176,809	—	—	—
Regulatory assets	736,273	684,370	762,410	780,907	891,419
Other	136,309	101,718	102,992	91,529	71,116
Total other long-term assets	1,000,236	962,897	865,402	872,436	962,535
Total assets [1]	$6,457,373	$6,388,682	$5,967,503	$5,630,613	$5,431,903
CAPITALIZATION AND LIABILITIES
Capitalization
Common stock equity	$2,141,918	$2,047,352	$1,957,641	$1,845,283	$1,799,787
Cumulative preferred stock - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Long-term debt, net	1,561,302	1,401,714	1,418,802	1,318,516	1,319,260
Total capitalization	3,737,513	3,483,359	3,410,736	3,198,092	3,153,340
Current liabilities
Current portion of operating lease liabilities [2]	64,730	63,707	—	—	—
Current portion of long-term debt, net	—	95,953	—	49,963	—
Short-term borrowings from non-affiliate	49,979	88,987	25,000	4,999	—
Accounts payable	133,849	187,770	171,791	159,610	117,814
Interest and preferred dividends payable	20,350	20,728	23,215	22,575	22,838
Taxes accrued, including revenue taxes	192,524	207,992	233,333	199,101	172,730
Regulatory liabilities	37,301	30,724	17,977	3,401	3,762
Other	74,262	67,305	60,003	59,456	55,221
Total current liabilities	572,995	763,166	531,319	499,105	372,365
Deferred credits and other liabilities
Operating lease liabilities [2]	69,494	113,400	—	—	—
Deferred income taxes	397,798	377,150	383,197	394,041	733,659
Regulatory liabilities	922,485	941,586	932,259	877,369	406,931
Unamortized tax credits	111,915	117,868	91,522	90,369	88,961
Defined benefit pension and other postretirement benefit plans liability	530,532	478,763	503,659	472,948	599,726
Other	114,641	113,390	114,811	98,689	76,921
Total deferred credits and other liabilities	2,146,865	2,142,157	2,025,448	1,933,416	1,906,198
Total capitalization and liabilities [1]	$6,457,373	$6,388,682	$5,967,503	$5,630,613	$5,431,903

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.
[1]	Periods prior to December 31, 2018 have been updated to reflect the reclassification of contributions in aid of construction balances from liabilities to “Total property, plant and equipment, net”, which reduced the respective balances.
[2]	Hawaiian Electric adopted ASU No. 2016-02 on January 1, 2019; pursuant to an election permissible under such standard, Hawaiian Electric did not reassess its prior conclusions about whether expired or existing contracts are or contain leases.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2020	2019	2018
(in thousands)
Cash flows from operating activities
Net income	$171,335	$158,835	$145,648
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	222,733	215,731	203,626
Other amortization	33,746	29,631	26,602
Deferred income taxes	3,151	(16,284)	(7,982)
State refundable credit	(9,961)	(8,369)	(6,239)
Bad debt expense	2,115	2,150	2,205
Allowance for equity funds used during construction	(8,768)	(11,987)	(10,877)
Accrued environmental reserve	6,556	406	273
Other	2,610	27,459	4,669
Changes in assets and liabilities
Decrease (increase) in accounts receivable	(7,286)	18,822	(53,086)
Decrease (increase) in accrued unbilled revenues	15,285	4,495	(14,720)
Decrease (increase) in fuel oil stock	33,699	(12,002)	6,938
Increase in materials and supplies	(6,642)	(5,498)	(807)
Decrease in regulatory assets	1,007	71,262	9,252
Increase (decrease) in regulatory liabilities	(16,562)	1,953	37,358
Increase (decrease) in accounts payable	(33,129)	(2,051)	24,358
Change in prepaid and accrued income taxes, tax credits and revenue taxes	(37,180)	(28,523)	25,036
Increase (decrease) in defined benefit pension and other postretirement benefit plans liability	(4,306)	(4,448)	18,746
Change in other assets and liabilities	(31,852)	(17,626)	(17,387)
Net cash provided by operating activities	336,551	423,956	393,613
Cash flows from investing activities
Capital expenditures [1]	(350,864)	(419,898)	(415,264)
Other	6,070	11,374	10,082
Net cash used in investing activities	(344,794)	(408,524)	(405,182)
Cash flows from financing activities
Common stock dividends	(107,134)	(101,252)	(103,305)
Preferred stock dividends of Hawaiian Electric and subsidiaries	(1,995)	(1,995)	(1,995)
Proceeds from issuance of common stock	34,000	35,500	70,700
Proceeds from issuance of long-term debt	255,000	280,000	100,000
Repayment of long-term debt and funds transferred for repayment of long-term debt	(109,000)	(283,546)	(50,000)
Net increase (decrease) in short-term borrowings from non-affiliates and affiliate with original
maturities of three months or less	(38,987)	38,987	(4,999)
Proceeds from issuance of short-term debt	100,000	75,000	25,000
Repayment of short-term debt	(100,000)	(50,000)	—
Other	(2,209)	(2,109)	(472)
Net cash provided by (used in) financing activities	29,675	(9,415)	34,929
Net increase in cash, cash equivalents and restricted cash	21,432	6,017	23,360
Cash, cash equivalents and restricted cash, January 1	41,894	35,877	12,517
Cash, cash equivalents and restricted cash, December 31	63,326	41,894	35,877
Less: Restricted cash	(15,966)	(30,872)	—
Cash and cash equivalents, December 31	$47,360	$11,022	$35,877

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc.
and subsidiaries' Form 10-K for each year. Reclassification of prior year amounts were made to conform to the 2020 presentation.
[1]	Reclassifications made to prior year amounts to conform to 2020 presentation includes classifying contributions in aid of construction (CIAC) with capital expenditures in the cash flows from investing activities section.

CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31					2020	2019	2018	2017	2016
(dollars in thousands, except par values)

				Shares outstanding
Series		Par value	Company	12/31/2020
C	4.25%	$ 20	Hawaiian Electric	150,000	$3,000	$3,000	$3,000	$3,000	$3,000
D	5.00%	20	Hawaiian Electric	50,000	1,000	1,000	1,000	1,000	1,000
E	5.00%	20	Hawaiian Electric	150,000	3,000	3,000	3,000	3,000	3,000
H	5.25%	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
I	5.00%	20	Hawaiian Electric	89,657	1,793	1,793	1,793	1,793	1,793
J	4.75%	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
K	4.65%	20	Hawaiian Electric	175,000	3,500	3,500	3,500	3,500	3,500
G	7.625%	100	Hawaii Electric Light	70,000	7,000	7,000	7,000	7,000	7,000
H	7.625%	100	Maui Electric	50,000	5,000	5,000	5,000	5,000	5,000
				1,234,657	$34,293	$34,293	$34,293	$34,293	$34,293

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

LONG-TERM DEBT
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2020	2019	2018	2017	2016
(in thousands)
OBLIGATIONS TO THE STATE OF HAWAII FOR THE
REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
Hawaiian Electric
Series 2007A, 4.65%, due 2037 - redeemed in 2017	$—	$—	$—	$—	$100,000
Refunding series 2007B, 4.60%, due 2026 - redeemed in 2017	—	—	—	—	62,000
Series 2009, 6.50%, due 2039 - redeemed in 2019	—	—	90,000	90,000	90,000
Refunding series 2015, 3.25%, due 2025	40,000	40,000	40,000	40,000	40,000
Refunding series 2017A, 3.10%, due 2026	62,000	62,000	62,000	62,000	—
Refunding series 2017B, 4.00%, due 2037	100,000	100,000	100,000	100,000	—
Refunding series 2019, 3.20%, due 2039	90,000	90,000	—	—	—
Series 2019, 3.50%, due 2049	70,000	70,000	—	—	—
	362,000	362,000	292,000	292,000	292,000

Hawaii Electric Light
Series 2007A, 4.65%, due 2037 - redeemed in 2017	—	—	—	—	20,000
Refunding series 2007B, 4.60%, due 2026 - redeemed in 2017	—	—	—	—	8,000
Series 2009, 6.50%, due 2039 - redeemed in 2019	—	—	60,000	60,000	60,000
Refunding series 2015, 3.25%, due 2025	5,000	5,000	5,000	5,000	5,000
Refunding series 2017A, 3.10%, due 2026	8,000	8,000	8,000	8,000	—
Refunding series 2017B, 4.00%, due 2037	20,000	20,000	20,000	20,000	—
Refunding series 2019, 3.20%, due 2039	60,000	60,000	—	—	—
Series 2019, 3.50%, due 2049	2,500	2,500	—	—	—
	95,500	95,500	93,000	93,000	93,000

Maui Electric
Series 2007A, 4.65%, due 2037 - redeemed in 2017	—	—	—	—	20,000
Refunding series 2007B, 4.60%, due 2026 - redeemed in 2017	—	—	—	—	55,000
Refunding series 2015, 3.25%, due 2025	2,000	2,000	2,000	2,000	2,000
Refunding series 2017A, 3.10%, due 2026	55,000	55,000	55,000	55,000	—
Refunding series 2017B, 4.00%, due 2037	20,000	20,000	20,000	20,000	—
Series 2019, 3.50%, due 2049	7,500	7,500	—	—	—
	84,500	84,500	77,000	77,000	77,000
Total obligations to the State of Hawaii	$542,000	$542,000	$462,000	$462,000	$462,000

				(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2020	2019	2018	2017	2016
(in thousands)
OTHER LONG-TERM DEBT (UNSECURED)
Taxable unsecured senior notes:
Hawaiian Electric
Series 2012A, 3.79%, due 2018	$—	$—	$—	$30,000	$30,000
Series 2012B, 4.03%, due 2020	—	62,000	62,000	62,000	62,000
Series 2012C, 4.55%, due 2023	50,000	50,000	50,000	50,000	50,000
Series 2012D, 4.72%, due 2029	35,000	35,000	35,000	35,000	35,000
Series 2012E, 5.39%, due 2042	150,000	150,000	150,000	150,000	150,000
Series 2012F, 4.53%, due 2032	40,000	40,000	40,000	40,000	40,000
Series 2013A, 4.45%, due 2022	40,000	40,000	40,000	40,000	40,000
Series 2013B, 4.84%, due 2027	50,000	50,000	50,000	50,000	50,000
Series 2013C, 5.65%, due 2043	50,000	50,000	50,000	50,000	50,000
Series 2015A, 5.23%, due 2045	50,000	50,000	50,000	50,000	50,000
Series 2016A, 4.54%, due 2046	40,000	40,000	40,000	40,000	40,000
Series 2017A, 4.31%, due 2047	40,000	40,000	40,000	40,000	—
Series 2018A, 4.38%, due 2028	52,000	52,000	52,000	—	—
Series 2018B, 4.53%, due 2033	12,500	12,500	12,500	—	—
Series 2018C, 4.72%, due 2048	10,500	10,500	10,500	—	—
Series 2019A, 4.21%, due 2034	30,000	30,000	—	—	—
Series 2020A, 3.31%, due 2030	50,000	—	—	—	—
Series 2020B, 3.31%, due 2030	40,000	—	—	—	—
Series 2020C, 3.96%, due 2050	20,000	—	—	—	—
	760,000	712,000	682,000	637,000	597,000

Hawaii Electric Light
Series 2012A, 3.79%, due 2018	—	—	—	11,000	11,000
Series 2012B, 4.55%, due 2023	20,000	20,000	20,000	20,000	20,000
Series 2013A, 3.83%, due 2020	—	14,000	14,000	14,000	14,000
Series 2013B, 4.45%, due 2022	12,000	12,000	12,000	12,000	12,000
Series 2013C, 4.84%, due 2027	30,000	30,000	30,000	30,000	30,000
Series 2015A, 5.23%, due 2045	25,000	25,000	25,000	25,000	25,000
Series 2018A, 4.38%, due 2028	9,000	9,000	9,000	—	—
Series 2018B, 4.53%, due 2033	3,000	3,000	3,000	—	—
Series 2018C, 4.72%, due 2048	3,000	3,000	3,000	—	—
Series 2019A, 4.21%, due 2034	10,000	10,000	—	—	—
Series 2020A, 3.96%, due 2050	10,000	—	—	—	—
	122,000	126,000	116,000	112,000	112,000

Maui Electric
Series 2012A, 3.79%, due 2018	—	—	—	9,000	9,000
Series 2012B, 4.03%, due 2020	—	20,000	20,000	20,000	20,000
Series 2012C, 4.55%, due 2023	30,000	30,000	30,000	30,000	30,000
Series 2013A, 4.84%, due 2027	20,000	20,000	20,000	20,000	20,000
Series 2013B, 5.65% due 2043	20,000	20,000	20,000	20,000	20,000
Series 2015A, 5.23%, due 2045	5,000	5,000	5,000	5,000	5,000
Series 2017A, 4.31%, due 2047	10,000	10,000	10,000	10,000	—
Series 2018A, 4.38%, due 2028	6,500	6,500	6,500	—	—
Series 2018B, 4.53%, due 2033	2,000	2,000	2,000	—	—
Series 2018C, 4.72%, due 2048	1,500	1,500	1,500	—	—
Series 2019A, 4.21%, due 2034	10,000	10,000	—	—	—
Series 2020A, 3.31%, due 2030	20,000	—	—	—	—
Series 2020B, 3.96%, due 2050	20,000	—	—	—	—
	145,000	125,000	115,000	114,000	104,000
Total taxable unsecured senior notes	$1,027,000	$963,000	$913,000	$863,000	$813,000

				(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2020	2019	2018	2017	2016
(in thousands)
OTHER LONG-TERM DEBT (UNSECURED)
6.50%, series 2004, Junior subordinated deferrable interest
debentures, due 2034 - redeemed in 2019	$—	$—	$51,546	$51,546	$51,546
Long-term debt, including amounts due within one year	1,569,000	1,505,000	1,426,546	1,376,546	1,326,546
Less current portion of long-term debt, net	—	(95,953)	—	(49,963)	—
Less unamortized debt issuance costs	(7,698)	(7,333)	(7,744)	(8,067)	(7,286)
Long-term debt, net	$1,561,302	$1,401,714	$1,418,802	$1,318,516	$1,319,260

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CUSTOMER, SALES AND REVENUE INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2020	2019	2018	2017	2016
SERVICE AREA [1]
Service area (square miles)	5,815	5,815	5,815	5,815	5,815
Service area population (estimated, in thousands)	n/a	1,344	1,348	1,355	1,357
CUSTOMER ACCOUNTS [2]
Residential	412,484	409,689	407,505	406,241	402,818
Commercial	54,861	55,077	54,888	55,328	56,674
Industrial	694	700	696	656	670
	468,039	465,466	463,089	462,225	460,162
CUSTOMER ACCOUNTS BY COMPANY [2]
Hawaiian Electric	307,378	306,368	305,456	304,948	304,261
Hawaii Electric Light	87,357	86,576	85,758	85,925	85,029
Maui Electric	73,304	72,522	71,875	71,352	70,872
Consolidated	468,039	465,466	463,089	462,225	460,162
KILOWATTHOUR SALES (millions)[2]
Residential	2,525	2,439	2,411	2,334	2,333
Commercial	2,477	2,834	2,853	2,913	2,958
Industrial	3,118	3,467	3,425	3,443	3,555
	8,120	8,740	8,689	8,690	8,846
KILOWATTHOUR SALES MIX (%)[2]
Residential	31.1	27.9	27.7	26.9	26.4
Commercial	30.5	32.4	32.9	33.5	33.4
Industrial	38.4	39.7	39.4	39.6	40.2
	100.0	100.0	100.0	100.0	100.0
KILOWATTHOUR SALES BY COMPANY (millions)
Hawaiian Electric	6,183	6,563	6,526	6,548	6,660
Hawaii Electric Light	978	1,050	1,064	1,047	1,067
Maui Electric	959	1,127	1,099	1,095	1,118
Consolidated	8,120	8,740	8,689	8,690	8,845
KILOWATTHOUR SALES GROWTH BY COMPANY (%)
Hawaiian Electric	(6.1)	0.6	(0.4)	(1.7)	(1.4)
Hawaii Electric Light	(7.4)	(1.4)	1.6	(2.0)	0.2
Maui Electric	(17.5)	2.5	0.4	(2.1)	(1.8)
Consolidated	(7.6)	0.6	—	(1.8)	(1.3)
RENEWABLE GENERATION RPS (%) [3]
Hawaiian Electric	31	25	22	21	19
Hawaii Electric Light [4]	43	35	44	57	54
Maui Electric	51	41	38	34	37
Consolidated	35	28	27	27	26

[1] Source: State of Hawaii Data Book 2019 (prior years)
[2]	At December 31. "Industrial" is same as "Large light and power" category reported in prior Statistical Supplements. "Commercial" includes "Commercial" and "Other" categories reported in prior Statistical Supplements.
[3]	Renewable generation as a % of total sales excludes electrical energy savings from Energy Efficiency and Solar Water Heating technologies that do not count toward RPS.
4	The lower RPS% for Hawaii Electric Light in 2018 and 2019 reflects the fact that the Puna Geothermal Venture (PGV) plant was out of service from May 2018 until late 2020 due to lava flows. PGV began delivering power to the Hawaii Island grid again in late 2020 and as of April 2021 is still working to ramp up to its pre-May 2018 capacity.
n/a: Not available
				(Continued on next page)

CUSTOMER, SALES AND REVENUE INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2020	2019	2018	2017	2016
REVENUES (thousands)[1]
Electric sales revenue
Residential	$770,135	$791,398	$788,028	$691,857	$638,776
Commercial	714,620	840,915	855,736	778,930	722,859
Industrial	754,775	884,722	882,443	776,808	720,878
Total electric sales revenues	2,239,530	2,517,035	2,526,207	2,247,595	2,082,513
Other revenues	25,790	28,907	20,318	9,971	11,855
Total revenues	$2,265,320	$2,545,942	$2,546,525	$2,257,566	$2,094,368
Less:
Fuel oil	515,274	720,709	760,528	587,768	454,704
Purchased power	568,749	633,256	639,307	586,634	562,740
Taxes, other than income taxes	215,822	240,131	239,912	214,949	199,862
Net revenues	$965,475	$951,846	$906,778	$868,215	$877,062
REVENUES BY COMPANY (thousands)
Hawaiian Electric	$1,608,305	$1,803,698	$1,802,550	$1,598,504	$1,474,384
Hawaii Electric Light	334,221	364,590	375,493	333,467	311,385
Maui Electric	323,430	378,202	368,700	325,678	308,705
Eliminations	(636)	(548)	(218)	(83)	(106)
Consolidated	$2,265,320	$2,545,942	$2,546,525	$2,257,566	$2,094,368
AVERAGE REVENUE PER KWH SOLD (cents)[1]
Residential	30.50	32.44	32.69	29.64	27.38
Commercial
Commercial	28.83	29.68	30.00	26.74	24.44
Other	31.01	29.39	29.47	26.82	24.61
Industrial	24.21	25.52	25.76	22.56	20.28
	27.58	28.80	29.07	25.86	23.54
AVERAGE REVENUE PER KWH SOLD BY COMPANY (cents)
Hawaiian Electric	25.76	27.20	27.42	24.31	22.01
Hawaii Electric Light	33.65	34.30	34.93	31.68	29.00
Maui Electric	33.16	33.00	33.21	29.58	27.45
Consolidated	27.58	28.80	29.07	25.86	23.54
AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY (KWH)
Hawaiian Electric	6,358	6,006	5,921	5,829	5,856
Hawaii Electric Light	5,441	5,467	5,652	5,408	5,397
Maui Electric	6,064	6,402	6,258	6,000	6,067
Consolidated	6,145	5,967	5,923	5,779	5,806
Average monthly electric sales revenue per residential customer	$156	$161	$161	$143	$132

[1]	"Industrial" is same as "Large light and power" category reported in prior Statistical Supplements. "Commercial" includes "Commercial" and "Other" categories reported in prior Statistical Supplements.

POWER SUPPLY INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2020	2019	2018	2017	2016
ENERGY NET GENERATED AND PURCHASED (millions of KWH)
Net generated
Fuel oil
Conventional oil-fired steam units	3,429	3,693	3,743	3,703	3,799
Dual train combined-cycle unit	757	799	884	829	835
Diesel internal combustion engine	318	364	214	245	230
Simple-cycle combustion turbines	53	46	44	46	22
	4,557	4,902	4,885	4,823	4,886
Biodiesel internal combustion engine	28	54	62	55	37
Hydro	5	11	19	10	17
Solar	39	5	—	—	—
Total net generated[1]	4,629	4,972	4,966	4,888	4,940
Purchased
Non-renewable	2,541	2,990	2,847	2,851	2,918
Renewable [2,3]	1,355	1,179	1,292	1,396	1,431
Total purchased[4]	3,896	4,169	4,139	4,247	4,349
Customer-sited solar	1,326	1,225	948	863	783
	9,851	10,366	10,053	9,998	10,072
GENERATION MIX (%)
Fuel oil
Conventional oil-fired steam units	34.8	35.6	37.3	37.0	37.7
Dual train combined-cycle unit	7.7	7.7	8.8	8.3	8.3
Diesel internal combustion engine	3.2	3.5	2.1	2.5	2.3
Simple-cycle combustion turbines	0.5	0.5	0.4	0.5	0.2
	46.2	47.3	48.6	48.3	48.5
Biodiesel internal combustion engine	0.3	0.5	0.6	0.6	0.4
Hydro	0.1	0.1	0.2	0.1	0.2
Solar	0.4	—	—	—	—
Total generation[1]	47.0	47.9	49.4	49.0	49.1
Purchased
Non-renewable	25.8	28.8	28.3	28.5	28.9
Renewable [2,3]	13.7	11.5	12.9	13.9	14.2
Total purchased[4]	39.5	40.3	41.2	42.4	43.1
Customer-sited solar	13.5	11.8	9.4	8.6	7.8
	100.0	100.0	100.0	100.0	100.0

[1]	Includes small generating resource at the Honolulu International Airport. This differs from the 2021 HEI Environmental, Social, Governance report, in which that generating resource is included in independent power producer generation.
[2]	Includes firm and non-firm renewable generation; does not include generation associated with Net Energy Metering (NEM) and Grid Supply customers.
[3]	In May 2018, Puna Geothermal Venture (PGV) went offline due to lava flow on Hawaii Island, but returned to service at a level providing limited output without firm capacity in the fourth quarter of 2020.
[4]	Does not include small generating resource at the Honolulu International Airport. This differs from the 2021 HEI Environmental, Social, Governance report, in which that generating resource is included in independent power producer generation.
				(Continued on next page)

POWER SUPPLY INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2020	2019	2018	2017	2016
SYSTEM CAPABILITY (MW) [1,2]
Company-owned generation
Conventional oil-fired steam units	1,086	1,086	1,086	1,086	1,085
Simple-cycle combustion turbine [3]	279	279	280	150	150
Dual train combined-cycle unit	170	170	170	170	170
Diesel internal combustion engine	146	146	146	146	143
Biodiesel internal combustion engine [3]	57	57	57	121	121
	1,738	1,738	1,739	1,673	1,669
Firm purchase power contracts [4]
Non-renewable	448	448	448	448	448
Renewable [5]	68	68	69	103	103
	516	516	517	551	551
	2,254	2,254	2,256	2,224	2,220
SYSTEM CAPABILITY BY COMPANY (MW) [1,2]
Hawaiian Electric	1,744	1,744	1,745	1,679	1,679
Hawaii Electric Light	242	242	242	277	274
Maui Electric	268	268	269	268	267
	2,254	2,254	2,256	2,224	2,220
SYSTEM PEAK LOAD BY COMPANY (MW) [6]
Hawaiian Electric	1,087	1,193	1,190	1,184	1,192
Hawaii Electric Light	183	192	191	190	189
Maui Electric	201	217	217	210	212
	1,471	1,602	1,598	1,584	1,593
FUEL OIL DATA
Barrels of fuel oil consumed (thousands)	8,180	8,771	8,653	8,546	8,501
Average fuel oil cost per barrel	$63.00	$82.17	$87.90	$68.78	$53.49
Average fuel oil cost per million BTU (cents)	1,028.7	1,337.6	1,420.2	1,114.3	862.3
Fuel oil cost per net KWH generated (cents)	11.144	14.527	15,374	12.048	9.235
BTU per net KWH generated by company
Hawaiian Electric	10,808	10,852	10,894	10,879	10,750
Hawaii Electric Light	11,209	11,605	11,067	11,087	11,412
Maui Electric	10,639	10,460	10,406	10,406	10,119
Consolidated	10,834	10,860	10,826	10,812	10,710
OTHER DATA
Losses and system uses (%)	4.5	4.2	4.4	4.7	4.6
Reserve margin (%) [6]	53.2	40.7	42.8	42.0	40.8
Annual load factor (%) [6]	66.2	65.2	65.0	65.8	66.6
Average cost per KWH purchased from IPPs (cents)	14.597	15.191	15.445	13.813	12.939

[1] At December 31.
[2]	Excludes solar (West Loch PV - 20 MW) and hydro (four run-of-river units - 4 MW in the aggregate) due to their as-available nature.
[3]	In 2018, the biodiesel supply for Campbell Industrial Park (CIP) CT-1 was shifted to Schofield Generation Station and CIP CT-1 now primary consumes diesel. CIP CT-1 could still utilize biodiesel if necessary.
[4]	Non-renewable firm power contracts include: AES Hawaii (AES), Kalaeloa Partners, and Hamakua Energy Partners (HEP).
Renewable firm power contracts include: Honolulu Program of Waste Energy Recovery (H-POWER) and Puna Geothermal Venture (PGV) - see note 5 below. Excludes purchased power contracts with variable generation (e.g. non-firm wind, PV, hydro) resources.
[5]	In May 2018, Puna Geothermal Venture (PGV) went offline due to lava flow on Hawaii Island but returned to service at a level providing limited output without firm capacity in the fourth quarter of 2020.
[6]	Net; noncoincident and nonintegrated.

SELECTED INFORMATION
American Savings Bank, F.S.B.
Unaudited

Years ended December 31	2020	2019	2018	2017	2016

CAPITAL RATIOS (%)[1]
Common equity tier 1
ASB	—	13.18	12.80	12.95	12.17
Requirement	—	4.50	4.50	4.50	4.50
Tier 1 capital
ASB	—	13.18	12.80	12.95	12.17
Requirement	—	6.00	6.00	6.00	6.00
Total capital
ASB	—	14.31	13.93	14.20	13.42
Requirement	—	8.00	8.00	8.00	8.00
Tier 1 leverage
ASB	8.38	9.06	8.70	8.58	8.59
Requirement	4.00	4.00	4.00	4.00	4.00
KEY STATISTICS (%)
Return on average assets
ASB	0.74	1.25	1.20	1.02	0.92
Peers [2]	0.96	1.26	1.27	0.95	1.03
Return on average equity
ASB	8.11	13.48	13.51	11.20	9.90
Peers [2]	9.08	10.60	10.51	8.39	9.52
Net interest margin
ASB	3.29	3.85	3.83	3.69	3.59
Peers [2]	3.30	3.59	3.69	3.50	3.49
Revenue growth
ASB	(2.87)	7.42	4.64	4.51	6.54
Peers [2]	8.61	6.73	10.26	9.68	9.28
Efficiency ratio
ASB	61.47	57.77	59.39	61.60	61.89
Peers [2]	56.38	56.19	55.97	57.51	57.65
Net charge-offs to loans outstanding
ASB	0.40	0.45	0.34	0.27	0.24
Peers [2]	0.07	0.09	0.07	0.07	0.10
OTHER DATA
Dividend paid to HEI (via ASB Hawaii) ($ in millions)	31	56	50	38	36
Loan Growth (%)	4.39	5.72	3.68	(1.52)	2.63
Branch locations [3]	42	49	49	49	52
Number of ATMs	112	111	113	113	114

[1]	Effective with the June 2020 Call Report, under the CARES Act provision and the Community Bank Leverage Ratio (CBLR) framework, capital adequacy is measured solely through the Tier 1 leverage ratio. Under the interim rules, the minimum CBLR was 8% through 2020, 8.5% for 2021 and 9% thereafter.
[2]	Bank peers for 2018 to 2020 are based upon publicly traded banks and thrifts with $4 billion to $9 billion in total assets. Peers for 2017 and 2016 were based on publicly traded banks and thrifts with $3.5 billion to $8 billion in total assets. List revised annually.
[3] At December 31.

STATEMENTS OF INCOME INFORMATION
American Savings Bank, F.S.B.
Unaudited

Years ended December 31	2020	2019	2018	2017	2016
(in thousands)
Interest and dividend income
Interest and fees on loans	$214,134	$233,632	$220,463	$207,255	$199,774
Interest and dividends on investment securities	30,529	32,922	37,762	28,823	19,184
Total interest and dividend income	244,663	266,554	258,225	236,078	218,958
Interest expense
Interest on deposit liabilities	10,654	16,830	13,991	9,660	7,167
Interest on other borrowings	460	1,610	1,548	2,496	5,588
Total interest expense	11,114	18,440	15,539	12,156	12,755
Net interest income	233,549	248,114	242,686	223,922	206,203
Provision for loan losses	50,811	23,480	14,745	10,901	16,763
Net interest income after provision for loan losses	182,738	224,634	227,941	213,021	189,440
Noninterest income
Fees from other financial services	16,447	19,275	18,937	22,796	22,384
Fee income on deposit liabilities	16,059	20,877	21,311	22,204	21,759
Fee income on other financial products	6,381	6,507	7,052	7,205	8,707
Gains on sale of investment securities, net	9,275	653	—	—	598
Gain on sale of real estate	—	10,762	—	—	—
Mortgage banking income	23,734	4,943	1,493	2,201	6,625
Other income, net	6,227	9,761	7,257	7,156	6,893
Total noninterest income	78,123	72,778	56,050	61,562	66,966
Noninterest expense
Compensation and employee benefits [1]	104,443	103,009	98,387	94,931	89,242
Occupancy and equipment	30,574	30,032	24,259	23,931	23,259
Data processing	14,769	15,306	14,268	13,280	13,030
Services	11,121	10,239	10,847	10,994	11,054
Other expense [1]	30,683	26,792	29,652	32,731	32,469
Total noninterest expense	191,590	185,378	177,413	175,867	169,054
Income before income taxes	69,271	112,034	106,578	98,716	87,352
Income taxes	11,688	23,061	24,069	31,719	30,073
Net income	$57,583	$88,973	$82,509	$66,997	$57,279
Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
[1]	Amounts for periods prior to December 31, 2018 have been updated to reflect the retrospective adoption of ASU 2017-07.

BALANCE SHEETS INFORMATION
American Savings Bank, F.S.B.
Unaudited

December 31	2020	2019	2018	2017	2016
(in thousands)

ASSETS
Cash and cash equivalents	$292,726	$178,398	$126,284	$234,099	$189,211
Restricted cash	—	—	—	—	1,764
Investment securities
Available-for-sale investment securities, at fair value	1,970,417	1,232,826	1,388,533	1,401,198	1,105,182
Held-to-maturity investment securities, at amortized cost	226,947	139,451	141,875	44,515	—
Investment in stock of Federal Home Loan Bank, at cost	8,680	8,434	9,958	9,706	11,218
Loans receivable, net	5,260,917	5,080,107	4,792,707	4,628,381	4,701,977
Real estate acquired in settlement of loans, net	43	—	406	133	1,189
Other and other intangibles, net	554,613	511,611	485,941	398,437	328,626
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$8,396,533	$7,233,017	$7,027,894	$6,798,659	$6,421,357

LIABILITIES AND SHAREHOLDER'S EQUITY
Deposit liabilities	$7,386,957	$6,271,902	$6,158,852	$5,890,597	$5,548,929
Other borrowings	89,670	115,110	110,040	190,859	192,618
Other	183,731	146,954	124,613	110,356	101,635
Total liabilities	7,660,358	6,533,966	6,393,505	6,191,812	5,843,182

Common stock	351,759	349,454	347,171	345,019	342,705
Retained earnings	369,470	358,259	325,286	292,957	257,943
Accumulated other comprehensive income (loss), net of tax benefits	14,946	(8,662)	(38,068)	(31,129)	(22,473)
Total shareholder's equity	736,175	699,051	634,389	606,847	578,175
Total liabilities and shareholder's equity	$8,396,533	$7,233,017	$7,027,894	$6,798,659	$6,421,357
Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

STATE OF HAWAII INFORMATION
Unaudited

Years ended December 31, except as noted	2020	2019	2018	2017	2016

POPULATION BY COUNTY (thousands) [1]
Honolulu	n/a	975	980	989	993
Hawaii	n/a	201	201	200	198
Maui	n/a	168	167	166	166
Kauai	n/a	72	72	72	72
	—	1,416	1,420	1,427	1,429

VISITOR DATA
Visitor arrivals by air (thousands)	2,686	10,282	9,827	9,257	8,822
Visitor days by air (thousands)	28,560	90,229	88,009	83,412	79,669
Visitor expenditures by air (millions)	4,669	17,702	17,778	16,734	15,754

Year-over-year change (%)
Visitor arrivals by air	(73.8)	5.3	5.9	4.9	3.0
Visitor days	(68.2)	2.9	5.4	4.7	2.3
Visitor expenditures by air	(73.6)	1.4	6.9	6.2	5.5

CONSTRUCTION INDUSTRY DATA (millions)
Value of private building permits authorized [2]	$3,108	$3,221	$3,269	$3,128	$3,241
Government contracts awarded	$3,081	$594	$1,949	$1,192	$1,673
Estimated value of completed construction	n/a	$9,602	$9,456	$8,384	$8,288

OTHER DATA
State real gross domestic product (millions of 2012 $s) [3]	$73,208	$82,471	$82,204	$80,716	$74,026
Honolulu Consumer Price Index (% change)	1.6	1.6	1.9	2.5	2.0
Total non-agriculture wage and salary jobs (thousands) [4]	578	656	658	655	648
Unemployment rate (average annual %)	11.2	2.7	2.5	2.5	3.0
Note: Columns may not foot due to rounding.
Sources: State of Hawaii Data Book 2019 (prior years), Hawaii State Department of Business, Economic Development & Tourism (DBEDT), Hawaii
Tourism Authority, United States Department of Labor, Bureau of Labor Statistics, U.S. Census Bureau, and U.S. Bureau of Economic Analysis.
[1] Resident population estimates, including military personnel, excluding visitors, as of July 1. Data for 2020 not available at time of printing.
[2] Excludes public construction.
[3] Data from DBEDT and U.S. Bureau of Economic Analysis, which use 2012 dollars for comparative purposes.
[4] Not seasonally adjusted and excludes estimations for Agriculture jobs (per Hawaii Department of Labor and Industrial Relations).
n/a: Not available

Appendix
EXPLANATION OF HEI’S USE OF CERTAIN UNAUDITED NON-GAAP MEASURES
HEI and Hawaiian Electric Company management use certain non-GAAP measures to evaluate the performance of HEI and the utility. Management believes these non-GAAP measures provide useful information and are a better indicator of the companies’ core operating activities given the non-recurring nature of certain items. Core earnings and other financial measures as presented here may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP1 earnings to non-GAAP (core) earnings and the adjusted return on average common equity (ROACE) for HEI consolidated and the utility.
The reconciling adjustments from GAAP earnings to core earnings include income, costs and associated taxes related to the terminated merger between HEI and NextEra Energy, Inc., the cancelled spin-off of ASB Hawaii, Inc. and the terminated liquefied natural gas (LNG) contract which required the Hawaii Public Utilities Commission approval of the merger with NextEra Energy, Inc. For more information on the transactions, see HEI’s Form 8-K filed on July 18, 2016, and HEI’s Form 8-K filed on July 19, 2016. In addition, the reconciling adjustments from GAAP earnings to core earnings exclude the impact of the federal tax reform act due to the adjustment of deferred tax balances and the $1,000 employee bonuses paid by the bank related to federal tax reform. Management does not consider these items to be representative of the company’s fundamental core earnings. Management has shown adjusted non-GAAP (core) net income, adjusted non-GAAP (core) diluted earnings per common share and adjusted non-GAAP (core) ROACE in order to provide better comparability of core net income, EPS and ROACE between periods.

RECONCILIATION OF GAAP[1] TO NON-GAAP MEASURES
Hawaiian Electric Industries, Inc. and Subsidiaries (HEI)
Unaudited
($ in millions, except per share amounts)

Years ended December 31	2020	2019	2018	2017	2016
HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$197.8	$217.9	$201.8	$165.3	$248.3
Excluding special items (after-tax):
(Income) expenses related to the terminated merger with NextEra Energy
and cancelled spin-off of ASB Hawaii	—	—	—	—	(60.3)
Costs related to the terminated LNG contract[2]	—	—	—	—	2.1
Bonus related to enactment of federal tax reform[3]	—	—	—	0.7	—
Federal tax reform impacts[4]	—	—	—	13.4	—
Non-GAAP (core) net income	$197.8	$217.9	$201.8	$179.5	$190.1
HEI CONSOLIDATED DILUTED EARNINGS PER COMMON SHARE (EPS)
GAAP (as reported)	$1.81	$1.99	$1.85	$1.52	$2.29
Non-GAAP (core) diluted earnings per common share	$1.81	$1.99	$1.85	$1.65	$1.75
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	8.6%	9.8%	9.5%	7.9%	12.4%
Based on non-GAAP (core)[5]	8.6%	9.8%	9.5%	8.6%	9.5%
Hawaiian Electric Company, Inc. and Subsidiaries
UTILITY NET INCOME
GAAP (as reported)	$169.3	$156.8	$143.7	$120.0	$142.3
Excluding special items (after-tax):
Costs related to the terminated merger with Next Era Energy	—	—	—	—	0.1
Costs related to the terminated LNG contract[2]	—	—	—	—	2.1
Federal tax reform impacts[4]	—	—	—	9.2	—
Non-GAAP (core) net income	$169.3	$156.8	$143.7	$129.1	$144.5
UTILITY RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	8.1%	7.8%	7.6%	6.6%	8.1%
Based on non-GAAP (core)[5]	8.1%	7.8%	7.6%	7.1%	8.2%

Note: Columns may not foot due to rounding
[1] Accounting principles generally accepted in the United States of America.
[2]	The LNG contract was terminated as it was conditioned on the merger with NextEra Energy closing.
[3]	Bonus paid by American Savings Bank related to enactment of federal tax reform.
[4]	Reflects the lower rates enacted by federal tax reform, primarily the adjustments to reduce the unregulated net deferred tax asset balances.
[5]	Calculated as non-GAAP (core) net income divided by average GAAP common equity.